Fund/Ticker

Strategic Advisers® Small-Mid Cap Fund/FSCFX

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Prospectus

April 29, 2013

As Revised October 25, 2013

Contents

Fund Summary	(Click Here)	Strategic Advisers® Small-Mid Cap Fund
Fund Basics	(Click Here)	Investment Details
	(Click Here)	Valuing Shares
Shareholder Information	(Click Here)	Additional Information about the Purchase and Sale of Shares
	(Click Here)	Dividends and Capital Gain Distributions
	(Click Here)	Tax Consequences
Fund Services	(Click Here)	Fund Management
	(Click Here)	Fund Distribution
Appendix	(Click Here)	Financial Highlights
	(Click Here)	Additional Information about the Indexes

Prospectus

Fund Summary

Fund:
Strategic Advisers® Small-Mid Cap Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)A,C	0.49%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.20%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.64%
Total annual fund operating expensesB	1.33%
Fee waiver and/or expense reimbursementC	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursementB	1.08%

A Based on historical expenses, adjusted to reflect current fees.

B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

C Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.10% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2015. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 110
3 years	$ 355
5 years	$ 664
10 years	$ 1,542

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including non-affiliated exchange traded funds) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of small and mid cap companies (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2500® Index) and in shares of other small and mid cap funds.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated small and mid cap funds (i.e., Fidelity funds) and non-affiliated small and mid cap funds that participate in Fidelity's FundsNetwork®, and non-affiliated exchange traded funds (ETFs) (underlying funds) and sub-advisers.
  Allocating assets among underlying funds and sub-advisers to achieve portfolio characteristics similar to those of the Russell 2500® Index.

Prospectus

  Allocating assets among underlying funds using proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.
  Allocating assets among sub-advisers considering factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers, Inc. (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

Principal Investment Risks

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic  developments. Different parts of the market and different types of securities can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

Prospectus

Fund Summary - continued

  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Information about the Indexes section of the prospectus. Prior to May 1, 2010, the fund was named PAS Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Year-by-Year Returns

Calendar Years	2006	2007	2008	2009	2010	2011	2012
	11.48%	2.20%	-36.52%	35.44%	24.48%	-4.31%	15.32%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	22.94%	June 30, 2009
Lowest Quarter Return	-25.44%	December 31, 2008
Year-to-Date Return	12.18%	March 31, 2013

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers Small-Mid Cap Fund
Return Before Taxes	15.32%	3.38%	5.05%
Return After Taxes on Distributions	14.55%	2.87%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	10.93%	2.78%	4.23%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	4.34%	6.12%
Strategic Advisers Small-Mid Cap Linked IndexSM (reflects no deduction for fees, expenses, or taxes)	17.88%	4.27%	5.86%

A From June 23, 2005.

Investment Advisers

Strategic Advisers is the fund's manager. Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investment Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic) have been retained to serve as sub-advisers for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

Prospectus

Fund Summary - continued

Portfolio Manager(s)

Barry Golden (lead portfolio manager) has managed the fund since April 2013.

James M. Langer (portfolio manager) and Matthew K. Swaim (portfolio manager) have co-managed ARI's portion of the fund's assets since December 2010.

Juliet S. Ellis (lead portfolio manager), Juan Hartsfield (portfolio manager), and Clay Manley (portfolio manager) have co-managed Invesco's portion of the fund's assets since December 2010.

Donald Cobin, CFA (portfolio manager) and Christian McDonald, CFA (assistant portfolio manager) have co-managed Kennedy Capital's portion of the fund's assets since December 2012.

Thomas H. Wetherald (portfolio manager) has managed MFS' portion of the fund's assets since September 2013.

Benjamin H. Nahum (portfolio manager) has managed Neuberger Berman's portion of the fund's assets since October 2011.

Stephen J. Bishop (co-manager), Melissa Chadwick-Dunn, (co-manager) and D. Scott Tracy (co-manager) have managed RS Investments' portion of the fund's assets since June 2013.

Ronald Mushock (lead portfolio manager) and D. Kevin McCreesh (co-portfolio manager) have co-managed Systematic's portion of the fund's assets since December 2010.

Purchase and Sale of Shares

The fund is not available for sale to the general public.

The price to buy one share of the fund is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share of the fund is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, Strategic Advisers, Fidelity Management & Research Company (FMR), Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with Strategic Advisers, FMR, or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

The fund normally invests primarily in common stocks.

The fund normally invests at least 80% of its assets in securities of small and mid cap companies and in shares of other small and mid cap funds. Although a universal definition of small to medium market capitalization companies does not exist, for purposes of this fund, small to medium market capitalization companies are generally defined as those companies with market capitalizations similar to those of companies included in the Russell 2500 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in the index changes with market conditions and the composition of the index.

The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.

The fund is not constrained by any particular investment style. At any given time, the fund may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.

Strategic Advisers may allocate the fund's assets among any number of underlying funds or sub-advisers at any time.

Strategic Advisers allocates the fund's assets among underlying funds and sub-advisers according to an allocation strategy designed to achieve portfolio characteristics similar to those of the Russell 2500 Index.

Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that Strategic Advisers believes will provide the most favorable outlook for achieving the fund's investment objective.

When determining how to allocate the fund's assets among underlying funds, Strategic Advisers relies on proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in affiliated small and mid cap funds (i.e., Fidelity funds) and non-affiliated small and mid cap funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by FMR (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

Prospectus

Fund Basics - continued

Strategic Advisers generally identifies small and mid cap funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization. Whether an underlying fund is a small or mid cap fund is determined at the time of investment. Investments in funds whose names, policies or classifications change after purchase continue to be considered investments in small or mid cap funds for purposes of the 80% policy.

Strategic Advisers may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity fund's prospectus is available at www.fidelity.com or www.advisor.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.

When determining how to allocate the fund's assets among sub-advisers, Strategic Advisers considers a variety of factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Prospectus

Description of Principal Security Types

In addition to investing in underlying funds, the fund may invest directly in the following principal security types:

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.

If Strategic Advisers' or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. The portfolio managers' evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.

When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Prospectus

Fund Basics - continued

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by Strategic Advisers or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, "growth" stocks can react differently from "value" stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value.

Investing in ETFs. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Mid Cap Investing. The value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, Strategic Advisers or a sub-adviser, if any, may temporarily use a different investment strategy for defensive purposes. If Strategic Advisers or a sub-adviser does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of small and mid cap companies and in shares of other small and mid cap funds.

Prospectus

Fund Basics - continued

Valuing Shares

The fund is open for business each day the NYSE is open.

The fund's NAV is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Shares of underlying funds (other than ETFs) are valued at their respective NAVs. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and statements of additional information (SAIs). The fund's NAV is calculated using the values of the underlying funds in which it invests. Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or, in Strategic Advisers' opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies. For example, if, in Strategic Advisers' opinion, a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a fund's NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

THE FUND IS NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares of the fund can be purchased only through certain discretionary investment programs offered by Strategic Advisers. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Strategic Advisers charges fees for its discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can be made only by Strategic Advisers on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no exchange privilege with any other fund. The fund does not place a limit on purchases or sales of fund shares by Strategic Advisers. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of the fund is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if Strategic Advisers determines it is in the best interests of the fund.

When you terminate your relationship with Strategic Advisers, your shares may be sold at the NAV next calculated, in which case Strategic Advisers would send the redemption proceeds to you.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

Dividends and capital gain distributions may be reinvested in additional shares of the fund or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If Strategic Advisers buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Prospectus

Shareholder Information - continued

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

The fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds.

Strategic Advisers is the fund's manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2012, Strategic Advisers had approximately $320.7 billion in discretionary assets under management.

As the manager, Strategic Advisers has overall responsibility for directing the fund's investments and handling its business affairs.

ARI, at Two Prudential Plaza, 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, has been retained to serve as a sub-adviser for the fund. As of March 31, 2013, ARI had approximately $10.2 billion in discretionary assets under management. ARI provides investment advisory services for the fund.

Invesco, at 1555 Peachtree, N.E., Atlanta, Georgia 30309, has been retained to serve as a sub-adviser for the fund. As of February 28, 2013, Invesco had approximately $713.8 billion in discretionary assets under management. Invesco provides investment advisory services for the fund.

Kennedy Capital, at 10829 Olive Boulevard, Suite 100, St. Louis, MO 63141, has been retained to serve as a sub-adviser for the fund. As of February 28, 2013, Kennedy Capital had approximately $4.9 billion in discretionary assets under management. Kennedy Capital provides investment advisory services for the fund.

MFS, at 111 Huntington Avenue, Boston, Massachusetts, 02199, has been retained to serve as a sub-adviser for the fund. As of June 30, 2013, MFS had approximately $353 billion in assets under management. MFS provides investment advisory services for the fund.

Neuberger Berman, at 605 Third Avenue, New York, NY 10158, has been retained to serve as a sub-adviser for the fund. As of February 28, 2013, Neuberger Berman had approximately $210 billion in discretionary assets under management. Neuberger Berman provides investment advisory services for the fund.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of December 31, 2012, Pyramis had approximately $31.7 billion in discretionary assets under management. Pyramis has not currently been allocated a portion of the fund's assets to manage.

RS Investments, at 388 Market Street, Suite 1700, San Francisco, California, 94111, has been retained to serve as a sub-adviser for the fund. As of March 31, 2013, RS Investments had approximately $25.9 billion in assets under management. RS Investments provides investment advisory services for the fund.

Prospectus

Fund Services - continued

Systematic, at 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666, has been retained to serve as a sub-adviser for the fund. As of February 28, 2013, Systematic had approximately $10.9 billion in discretionary assets under management. Systematic provides investment advisory services for the fund.

Strategic Advisers

Barry Golden, CFA, is lead portfolio manager of the fund, which he has managed since April 2013. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Golden has worked as a research analyst, associate director of investments for Strategic Advisers' Charitable Gift Fund, portfolio manager, and as a team leader for Strategic Advisers' alternatives research investment team.

ARI

James Langer, CFA, ARI Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010. Mr. Langer has served as a member of ARI's investment team and research analyst since joining ARI in 1996, and as a portfolio manager since 2007.

Matthew Swaim, CFA, CPA, ARI Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010. Mr. Swaim has served as a member of ARI's investment team and research analyst since joining ARI in 2005, and as a portfolio manager since 2009.

Invesco

Juliet Ellis is the lead portfolio manager of Invesco's portion of the fund's assets, which she has managed since December 2010. She has been associated with Invesco and/or its affiliates since 2004.

Juan Hartsfield is portfolio manager of Invesco's portion of the fund's assets, which he has managed since December 2010. He has been associated with Invesco and/or its affiliates since 2004.

Clay Manley is portfolio manager of Invesco's portion of the fund's assets, which he has managed since December 2010. He has been associated with Invesco and/or its affiliates since 2001.

Kennedy Capital

Donald Cobin, CFA, a Vice President and Director, is the Portfolio Manager for Kennedy Capital's portion of the fund's assets, which he has managed since December 2012. Mr. Cobin joined Kennedy Capital in February 2007 as an analyst and later became Portfolio Manager in November 2007.

Christian McDonald, CFA, is the Assistant Portfolio Manager for Kennedy Capital's portion of the fund's assets, which he has managed since December 2012, and also serves as a Research Analyst at Kennedy Capital, primarily responsible for selecting and monitoring securities within the industrials (including aerospace, defense, and machinery) sector of Kennedy Capital's universe. Mr. McDonald joined Kennedy Capital in November 2005.

Prospectus

MFS

Thomas H. Wetherald has managed MFS' portion of the fund's assets since September 2013. Mr. Wetherald is an Investment Officer of MFS and has been employed in the investment area of MFS since 2002.

Neuberger Berman

Benjamin H. Nahum is portfolio manager of Neuberger Berman's portion of the fund's assets, which he has managed since October 2011. Mr. Nahum, Managing Director, joined Neuberger Berman in 2008 when David J. Greene and Company was acquired by Neuberger Berman. Prior to the acquisition, he was an executive vice president and principal at David J. Greene and Company, LLC where he managed the Small/Mid Cap strategies since inception in 1997.

RS Investments

Stephen J. Bishop has been a member of the RS Growth Team since 1996. Steve has been portfolio manager and analyst of RS Technology strategy since 2001, and co-portfolio manager of RS Small Cap Growth strategy and RS Small-Mid Cap Growth strategy since 2007, of RS Mid Cap Growth strategy since 2008, and of RS Large Cap Growth strategy since May 2009. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Systematic

Ronald Mushock serves as lead portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. Mushock, CFA, has been the lead portfolio manager for all of Systematic's Small/Mid Cap Value Equity portfolios since their inception in 2002 and all of Systematic's Mid Cap Value portfolios since their inception in 2000. Mr. Mushock became a Managing Partner of Systematic in 2005.

D. Kevin McCreesh serves as co-portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. McCreesh, CFA, co-portfolio manager for all of Systematic's Small/Mid Cap Value portfolios, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic's Large and Small Cap Value portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996 and is a Managing Partner of the firm.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to Strategic Advisers. The management fee is calculated and paid to Strategic Advisers every month.

The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future. The fund's maximum aggregate annual management fee will not exceed 1.10% of the fund's average daily net assets.

Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2015.

For the fiscal year ended February 28, 2013, the fund paid a management fee of 0.20% of the fund's average net assets, after waiver and/or reimbursement.

In return for the services of the fund's sub-advisers, Strategic Advisers will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2013.

Strategic Advisers may, from time to time, agree to reimburse the fund for, or waive, management fees and other expenses above a specified limit. Strategic Advisers retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that Strategic Advisers may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Prospectus

Affiliates of Strategic Advisers may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork.

If payments made by Strategic Advisers to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended February 28,	2013	2012 E	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.45	$ 12.00	$ 9.22	$ 5.57	$ 9.99
Income from Investment Operations
Net investment income (loss) B	.06	.02	.03	.03	.04
Net realized and unrealized gain (loss)	1.30	(.06)	2.81	3.65	(4.05)
Total from investment operations	1.36	(.04)	2.84	3.68	(4.01)
Distributions from net investment income	(.06)	(.02)	(.03)	(.03)	(.04)
Distributions from net realized gain	(.44)	(.50)	(.03)	-	(.38)
Total distributions	(.51) H	(.51) G	(.06)	(.03)	(.41) F
Net asset value, end of period	$ 12.30	$ 11.45	$ 12.00	$ 9.22	$ 5.57
Total Return A	12.37%	(.05)%	30.84%	66.12%	(41.74)%
Ratios to Average Net Assets C
Expenses before reductions	.65%	.63%	.40%	.25%	.25%
Expenses net of fee waivers, if any	.40%	.38%	.15%	.00%	.00%
Expenses net of all reductions	.40%	.37%	.15%	.00%	.00%
Net investment income (loss)	.51%	.18%	.32%	.42%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,004,665	$ 2,676,692	$ 2,873,128	$ 1,318,241	$ 559,886
Portfolio turnover rate D	53%	63%	69%	39%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.41 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.375 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.496 per share.

H Total distributions of $.51 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.443 per share.

Prospectus

Additional Information about the Indexes

Strategic Advisers Small-Mid Cap Linked IndexSM represents the performance of the Russell 2500 Index since May 1, 2010, and the Russell 2000® Index prior to that date.

Russell 2500 Index is a market capitalization-weighted index designed to measure the performance of the small to mid-cap segment of the U.S. equity market. It includes approximately 2,500 of the smallest securities in the Russell 3000® Index.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-21991

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Strategic Advisers, Fidelity Investments & Pyramid Design, and FundsNetwork are registered service marks of FMR LLC. © 2013 FMR LLC. All rights reserved.

Strategic Advisers Small-Mid Cap Linked Index is a service mark of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

1.912863.105 SMC-PRO-0413-01